Exhibit 10.2

FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT

This First Amended and Restated Forbearance Agreement is made, and is effective, as of August 13, 2007 (“First Amended Forbearance Agreement”), and amends and restates that certain Forbearance Agreement (defined below) by and among The Wornick Company (the “Company”), Right Away Management Corporation, The Wornick Company Right Away Division and The Wornick Company Right Away Division L.P. (each a “Subsidiary,” and collectively, the “Subsidiaries”), the holders of the Company’s 10.875% Senior Secured Notes due 2011 (the “Notes”) that were issued pursuant to that certain Indenture, dated as of June 30, 2004 (as amended, modified, supplemented or amended and restated from time to time, the “Indenture”), that are signatories hereto (each a “Noteholder,” and collectively, the “Noteholders,” and together with the Company, the “Parties”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) under the Indenture, solely with respect to Sections 3(b)(i) and 14 hereof.

RECITALS

WHEREAS, the Noteholders collectively hold not less than $100 million in aggregate principal amount of the Notes, representing not less than 80% of the aggregate principal amount of the Notes that are outstanding;

WHEREAS, each of the Noteholders (other than DDJ Total Return Loan Fund, L.P.; B IV Capital Partners, L.P.; DDJ High Yield Fund; GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund

(Account No. 7M2E); GMAM Investment Funds Trust; General Motors Welfare Benefit Trust (VEBA); GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD); DDJ Capital Management Group Trust; Stichting Pensioenfonds Hoogovens; The October Fund, Limited Partnership; DDJ/Ontario Credit Opportunities Fund, L.P.; and Multi-Style, Multi-Manager Funds PLC The Global High Yield Fund (collectively, “DDJ”)), is a member of the unofficial group of holders of the Notes (the “Noteholder Group”), which collectively holds a majority in principal amount of the Notes;

WHEREAS, the Company, the Subsidiaries and DDJ Total Return Loan Fund, L.P. (as assignee of Texas State Bank; in such capacity, “Lender”) are parties to that certain Loan Agreement, dated as of June 30, 2004 (as amended by the First Amendment dated as of March 16, 2007, and as further amended, modified, supplemented or amended and restated from time to time, the “Loan Agreement”);

WHEREAS, (a) the obligations of the Company and the Subsidiaries evidenced by the Notes and the Guarantees (as defined in the Indenture) and (b) the obligations of the Company and the Subsidiaries to Lender pursuant to the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), are secured by a security interest in and continuing lien on substantially all of the assets of the Company and the Subsidiaries (the “Collateral”);

WHEREAS, Lender’s and the Indenture Trustee’s rights with respect to the priority and enforcement of their security interests in the Collateral are governed by that certain Intercreditor Agreement, dated as of June 30, 2004, between the Indenture Trustee and the Texas State Bank (as amended, modified, supplemented or amended and restated from time to time, the “Intercreditor Agreement”);

WHEREAS, as of the date hereof, the Events of Default referred to herein as the “Specified Existing Defaults,” all of which are specified on schedule A attached hereto, have occurred and are continuing;

WHEREAS, the Company anticipates that during the Forbearance Period (as defined below), certain additional Defaults and Events of Default will occur and continue, referred to herein as the “Anticipated Defaults,” all of which are specified on schedule A attached hereto;

WHEREAS, the Company, the Subsidiaries, the Noteholders and the Indenture Trustee entered into a forbearance agreement dated as of July 16, 2007 (the “Forbearance Agreement”) pursuant to which the Noteholders agreed to forbear, and agreed to direct the Indenture Trustee to forbear, from exercising their rights and remedies under the Indenture during the Forbearance Period (as defined in the Forbearance Agreement);

WHEREAS, the Forbearance Period (as defined in the Forbearance Agreement) under the Forbearance Agreement is set to expire on August 15, 2007 and the Company and the Subsidiaries have asked the Noteholders to extend the Forbearance Period through September 16, 2007;

WHEREAS, the Company and the Subsidiaries entered into a forbearance agreement with the Lender dated as of July 16, 2007 (the “DDJ Forbearance Agreement”) pursuant to which the Lender agreed to forbear from exercising its rights and remedies under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) until the expiration of the forbearance period set forth in the DDJ Forbearance Agreement (the “DDJ Forbearance Period”);

WHEREAS, the Company and the Subsidiaries have advised the Noteholders that the Company, the Subsidiaries and Lender will, simultaneously with the execution of this First Amended Forbearance Agreement, enter into a separate amendment to the DDJ Forbearance Agreement, pursuant to which Lender shall agree to extend the DDJ Forbearance Period and continue to forbear from exercising the rights and remedies available to Lender under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), all on the terms and conditions set forth in such separate forbearance agreement (as such agreement may be amended, modified, supplemented or amended and restated from time to time, the “DDJ Amended Forbearance Agreement”);

WHEREAS, at the Company’s request, the Noteholders have agreed to continue forbearing from exercising, and continue to instruct the Indenture Trustee not to exercise, those of the rights and remedies available under the Indenture, the Intercreditor Agreement, the Collateral Agreements and/or applicable law that have or may have arisen, or may hereafter arise, due to the occurrence and continuance of the Specified

Existing Defaults or the Anticipated Defaults, on the terms and conditions set forth herein; and

WHEREAS, capitalized terms used and not defined herein shall have the meanings ascribed to them in the Indenture and the Forbearance Agreement.

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this First Amended Forbearance Agreement, the Parties, each intending to be legally bound, agree that the Forbearance Agreement is amended and restated in its entirety as follows:

1.             Forbearance.

(a)           Effective as of the Amended Forbearance Effective Date (as defined below), the Noteholders agree that, until the expiration of the Forbearance Period (as defined below), they will forbear from exercising, and shall direct the Indenture Trustee,  and by signature hereto so direct the Indenture Trustee pursuant to Section 6.5 of the Indenture, not to exercise, any rights and remedies against the Company or the Subsidiaries that are available under the Indenture, the Intercreditor Agreement, the Collateral Agreements and/or applicable law solely with respect to (i) the Specified Existing Defaults and (ii) any Anticipated Defaults (excluding, however, the Noteholders’ right to charge default interest on the Notes (including on all unpaid interest on the Notes to the extent provided under the Indenture) during the Forbearance Period); provided, however, that nothing herein shall restrict, impair or otherwise affect the exercise of the Noteholders’ rights under this First Amended Forbearance Agreement, and provided further that no such forbearance shall constitute a waiver with respect to any such Specified Existing Defaults, Anticipated Defaults or any other Events of Default under the Indenture.

(b)           As used herein, the term “Forbearance Period” shall mean the period beginning on the date hereof and ending upon the occurrence of a Termination Event.  As used herein, “Termination Event” shall mean the earlier to occur of
(i) September 17, 2007; and (ii) two business days after the delivery by the Noteholder Group to the Company and Lender of a written notice terminating the Forbearance Period (the “Termination Notice”), which notice may be delivered at any time upon or after the occurrence of any Forbearance Default (as defined below); provided, however, that notwithstanding the foregoing, (x) this First Amended Forbearance Agreement shall immediately terminate two (2) business days after the occurrence of a Forbearance Default under subsection (D) below without the need for delivery of the Termination Notice or any other notice, and (y) this First Amended Forbearance Agreement shall immediately terminate upon the occurrence of a Forbearance Default under subsection (J) below, without the need for delivery of the Termination Notice or any other notice.  As used herein, the term “Forbearance Default” shall mean: (A) the failure of the Company to provide the Noteholder Group and its financial advisors with reasonable access, as determined by the Noteholder Group in its reasonable discretion, to its Chief Executive Officer, other senior executives and outside advisors, including representatives of Kroll Zolfo Cooper that are working with the Company, and to provide the Noteholder Group and its legal and financial advisors with any and all due diligence information they may reasonably request, including, without limitation, the Company’s current 13-week cash flow schedule, and all updates thereto as soon as reasonably practicable after they are prepared, but in no event no later than two (2) business days thereafter; (B) the failure of the Company to engage in good faith negotiations with the Noteholder Group regarding a potential restructuring transaction, which determination shall be made by the Noteholder Group in its reasonable discretion; (C) the failure of the Company to promptly notify the Noteholder Group of the occurrence of a Forbearance Default (as defined in the DDJ Amended Forbearance Agreement) under the DDJ Amended Forbearance Agreement or any amendment or modification to the DDJ Amended Forbearance Agreement; (D) termination of the DDJ Amended Forbearance Agreement; (E) the execution of any amendment or modification to the DDJ Amended Forbearance Agreement, which amendment or modification has a material adverse effect on the Noteholder Group as determined by the Noteholder Group in its reasonable discretion; (F) termination by the Company of the Chanin Engagement Letter or the failure of the Company to pay Chanin’s fees, expenses and indemnity in accordance with the terms of the Chanin Engagement Letter; (G) the occurrence of any Event of Default that is neither (x) a Specified Existing Default, nor (y) an Anticipated Default; (H) the failure of the Company to comply with any term, condition, covenant or agreement set forth in this First Amended Forbearance Agreement; (I) the failure of any representation or warranty made by the Company under this First Amended Forbearance Agreement to be true and correct in all material respects as of the date when made; (J) the commencement by or against the Company or any of the Subsidiaries of a case under title 11 of the United

States Code; or (K) the commencement of any action or proceeding by any creditor of the Company or any of the Subsidiaries seeking to attach or take similar action against the assets of the Company or the Subsidiaries.  Any Forbearance Default shall constitute an immediate Event of Default under the Indenture.

(c)           Upon the occurrence of a Termination Event, the agreement of the Noteholders hereunder to forbear, and to direct the Indenture Trustee to forbear, from exercising rights and remedies in respect of (i) the Specified Existing Defaults and (ii) any Anticipated Defaults, shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind (other than, where required, the Termination Notice), all of which the Company and the Subsidiaries hereby waive.  The Company and the Subsidiaries agree that, upon the occurrence of, and at any time after, the occurrence of a Termination Event, the Noteholders or the Indenture Trustee, as applicable, may proceed, subject to the terms of the Indenture, the Intercreditor Agreement, the Collateral Agreements and/or applicable law, to exercise any or all rights and remedies under the Indenture, the Intercreditor Agreement, the Collateral Agreements and/or applicable law, including, without limitation, the rights and remedies on account of the Specified Existing Defaults, the Anticipated Defaults and any other Events of Default that may then exist.  Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, subject to the terms of the Intercreditor Agreement, the Collateral Agreements and any related documents, the Noteholders or the Indenture Trustee, as applicable, may, upon such notice or demand as is specified by the Indenture, the Intercreditor Agreement, the Collateral Agreements or

applicable law (x) collect and/or commence any legal or other action to collect any or all of the Company’s or the Subsidiaries’ obligations under the Indenture or the Guarantees (collectively, the “Obligations”); (y) foreclose or otherwise realize on any or all of the Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral or proceeds thereof; and (z) take any other enforcement action or otherwise exercise any or all rights and remedies provided for under the Indenture, the Intercreditor Agreement, the Collateral Agreements and/or applicable law, all of which rights and remedies are fully reserved.

(d)           Any agreement by the Noteholders to further extend the Forbearance Period or to enter into any other forbearance or similar arrangement must be set forth in writing and signed by all of the Noteholders.  The Company and the Subsidiaries acknowledge that the Noteholders have made no assurances whatsoever concerning any possibility of any extension of the Forbearance Period, any other forbearance or similar arrangement or any other limitations on the exercise of their rights, remedies and privileges under or otherwise in connection with the Indenture, the Intercreditor Agreement, the Collateral Agreements and/or applicable law.

(e)           The Company and the Subsidiaries acknowledge and agree that any forbearance, waiver or consent which the Noteholders may make on or after the date hereof has been made by the Noteholders in reliance upon, and in consideration for, among other things, the general releases contained in Section 4 hereof and the other covenants, agreements, representations and warranties of the Company and the Subsidiaries hereunder.

2.             Effectiveness.  This First Amended Forbearance Agreement shall become effective on the first date (the “Amended Forbearance Effective Date”) on which each of the following conditions is satisfied and evidence of its satisfaction has been delivered to counsel to the Noteholder Group:

(a)           execution and delivery by the Company and the Subsidiaries of the DDJ Amended Forbearance Agreement having a Forbearance Period that (subject to earlier termination upon the occurrence and continuation of a Forbearance Default as defined therein) is through and including a date that is no earlier than September 12, 2007, and is otherwise reasonably satisfactory in form and substance to the Noteholder Group; and

(b)           execution and delivery of counterparts of this First Amended Forbearance Agreement by the Noteholders, the Indenture Trustee, the Company and the Subsidiaries.

3.             Representations, Warranties and Covenants.

(a)           The Company and the Subsidiaries represent, warrant and covenant as follows:

(i)           Except for the Specified Existing Defaults in this First Amended Forbearance Agreement, the Company is in compliance with all of the terms and provisions set forth in the Indenture on its part to be observed or performed, and no other Event of Default has occurred and is continuing.
(ii)          The execution, delivery and performance by the Company and the Subsidiaries of this First Amended Forbearance Agreement:
(1)          are within their corporate or limited partnership powers, as applicable;

(2)          have been duly authorized by all necessary corporate or limited partnership action, as applicable, including the consent of the holders of its equity interests where required;
(3)          do not and will not (A) contravene their certificate of incorporation or by-laws or limited partnership or other constituent documents, (B) violate any applicable requirement of law or any order or decree of any governmental authority or arbitrator applicable to them, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any contractual obligation of the Company or the Subsidiaries, or (D) result in the creation or imposition of any lien or encumbrance upon any of the property of the Company or the Subsidiaries; and
(4)          do not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any governmental authority or any other entity, other than those which prior to the Amended Forbearance Effective Date will have been obtained or made and copies of which prior to the Amended Forbearance Effective Date will have been delivered to counsel to the Noteholder Group and DDJ and each of which on the Amended Forbearance Effective Date will be in full force and effect.
(iii)         The Company and the Subsidiaries shall not make any payments either directly, or indirectly through TWC Holding LLC, to The Veritas Capital Fund II, L.P. and its general partner, Veritas Capital Management II, L.L.C.
(iv)         Within five (5) business days after the Amended Forbearance Effective Date, the Company shall file this First Amended Forbearance Agreement and the DDJ Amended Forbearance Agreement with the United States Securities and Exchange Commission as an exhibit to a filing by the Company on Form 8-K pursuant to the Securities and Exchange Act of 1934, as amended, which 8-K filing and any accompanying press release shall be in form and substance reasonably satisfactory to the Noteholders.
(v)          The Company and the Subsidiaries shall immediately notify the Noteholders and the Indenture Trustee upon its or their becoming aware of an Event of Default under the Indenture or an Event of Default (as defined in the Loan Agreement) under the Loan Agreement that is not a Specified Default (as defined in the DDJ Amended Forbearance Agreement), or an Anticipated Default.

(b)           The Indenture Trustee represents as follows:

(i)           Based solely on the representations provided by counsel to the Noteholder Group and DDJ, the Indenture Trustee represents that, as of the date hereof, the Noteholders, in the aggregate, hold not less than $100 million in principal amount of the Notes, representing not less than 80% of the aggregate principal amount of the Notes outstanding.

(c)           The representations and warranties set forth in this Section 3 shall survive the execution and delivery of this First Amended Forbearance Agreement and the Amended Forbearance Effective Date.

4.             General Release.  In consideration of, among other things, the Noteholders’ execution and delivery of this First Amended Forbearance Agreement, the Company and the Subsidiaries, on behalf of themselves and their successors and assigns (collectively, the “Releasors”), hereby forever agree and covenant not to sue or prosecute against the Releasees (as defined below) and hereby forever waive, release and discharge to the fullest extent permitted by law, each Releasee from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential and punitive damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the “Claims”), that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Noteholders in any capacity and their affiliates, shareholders and “controlling persons” (within the meaning of the federal securities law), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors, auditors, consultants and other representative of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts whether or not now known, existing on or before the Amended Forbearance Effective Date, that relate to, arise out of otherwise are in connection with (i) any aspect of the business, operations, assets, properties, affairs or any other aspect of the Company or the Subsidiaries; (ii) any aspect of the dealings or relationships between or among the Company and the Subsidiaries, on the one hand, and the Noteholders, on the other hand, or (iii) the Indenture or any transactions contemplated thereby or any acts or omissions in connection therewith, provided, however, that the foregoing shall not release the Noteholders from their express obligations under this First Amended Forbearance Agreement, the Indenture, the Intercreditor Agreement and the Collateral Agreements.  In entering into this First Amended Forbearance Agreement, the Company and the Subsidiaries consulted with, and have been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and the Company and the Subsidiaries hereby agree and acknowledge that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section 4 shall survive the expiration of the Forbearance Period and the termination of this First Amended Forbearance Agreement and payment in full of the Obligations.

5.             Ratification of Liability.  The Company and the Subsidiaries each hereby ratifies and reaffirms all of its Obligations and its grant of liens on or security interests in its properties pursuant to the Collateral Agreements to which it is party as security for the Obligations, and confirms and agrees that such liens and security interests hereafter secure all the Obligations.

6.             Complete Integration; Amendments.  This First Amended Forbearance Agreement constitutes the full and final agreement between the Parties with respect to the subject matter hereof, and this First Amended Forbearance Agreement may not be modified or amended except by a written instrument, signed by each of the Parties, expressing such amendment or modification.  The Parties warrant, promise and represent that in executing this First Amended Forbearance Agreement, each Party is not relying upon any oral representation, promise or statement made by any other Party hereto and that each Party is not relying upon any promise, statement or representation contained in any other written instrument.

7.             No Other Amendments; Reservation of Rights, No Waiver.  Other than as otherwise expressly provided herein, this First Amended Forbearance Agreement shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Noteholders or the Indenture Trustee, as applicable, under the Indenture, the Intercreditor Agreement, the Collateral Agreements or applicable law, nor shall the entering into this First Amended Forbearance Agreement preclude the Noteholders from refusing to enter into any further amendments or forbearances with respect to the Indenture.  Other than as expressly provided herein, this First Amended Forbearance Agreement shall not constitute a forbearance with respect to (i) any failure by the Company to comply with any covenant or other provision in the Indenture or (ii) the occurrence or continuance of any present or future Event of Default.

8.             No Impairment of Lender’s Rights.  The Noteholder Group, the Company and the Subsidiaries acknowledge and agree that nothing contained in this First Amended Forbearance Agreement nor the execution of this First Amended Forbearance Agreement by DDJ shall impair in any way nor shall be deemed to impair in any way any rights of Lender or any affiliates of Lender arising under or related to the Loan Agreement, the other Loan Documents (as defined in the Loan Agreement), the DDJ Amended Forbearance Agreement, the Intercreditor Agreement or otherwise.  All rights of Lender or any affiliate of Lender arising under or related to the Loan Agreement, the other Loan Documents (as defined in the Loan Agreement), the DDJ Amended Forbearance Agreement, the Intercreditor Agreement or otherwise are expressly reserved.

9.             Counterparts/Facsimile Transmission.  This First Amended Forbearance Agreement may be signed in counterparts, each of which, when taken together, shall be deemed an original.  Execution of this First Amended Forbearance Agreement is effective if a signature is delivered by facsimile transmission.

10.           Successors and Assigns.  This First Amended Forbearance Agreement shall be binding upon and inure to the benefit of the Parties hereto and each of their respective successors, assigns, heirs and personal representatives.

11.           Authority.  Any person signing this First Amended Forbearance Agreement in a representative capacity (i) represents and warrants that he/she is authorized to sign this First Amended Forbearance Agreement on behalf of the Party he/she represents and that his/her signature upon this First Amended Forbearance Agreement will bind the represented Party to the terms of this First Amended Forbearance Agreement, and (ii) acknowledges that the other Party to this First Amended Forbearance Agreement has relied upon such representation and warranty.

12.           Governing Law.  This First Amended Forbearance Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

13.           Remedies.  All Parties hereto agree that irreparable damage would result from any Party’s breach of this First Amended Forbearance Agreement, and further agree that a non-breaching Party would have no adequate remedy at law to redress such breach.  Therefore, the Parties hereto agree that, in the event of a breach of this First Amended Forbearance Agreement, specific performance and/or injunctive relief is appropriate to remedy such breach.  Notwithstanding the foregoing, nothing contained in this Section 13 shall be deemed a waiver by any non-breaching Party hereto of any other remedies available at law to redress any other Party’s breach of this First Amended Forbearance Agreement.  Each of the rights and powers provided pursuant to this First Amended Forbearance Agreement shall be cumulative and in addition to and not in derogation of the rights and powers otherwise available under applicable law to the Parties.

14.           Direction to Indenture Trustee.  The Noteholders’ agreement to forbear as provided herein shall constitute a direction from such Noteholders to the Indenture Trustee to similarly forbear during the Forbearance Period.  In order to induce the Indenture Trustee to accept such direction, the Company and the Subsidiaries agree (a) that the Indenture Trustee, as an ex officio participant of the Noteholder Group, may receive the copies of all information and participate in the negotiations referenced in subsections (A) and (B) of the definition of Forbearance Default in Section 1 of the First Amended Forbearance Agreement, and (b) to pay, in accordance with the terms of the Indenture, the reasonable fees and expenses of the Indenture Trustee incurred during the Forbearance Period promptly on a monthly basis.

IN WITNESS WHEREOF, each of the Parties hereto has caused this First Amended Forbearance Agreement to be duly executed and delivered as of the date first above written.

THE WORNICK COMPANY

By:	/s/ Jon Geisler
Name: Jon Geisler
Title: President & CEO
Fax:

SUBSIDIARIES

RIGHT AWAY MANAGEMENT CORPORATION

By:	/s/ Jon Geisler
Name: Jon Geisler
Title: President & CEO
Fax:

THE WORNICK COMPANY RIGHT AWAY
DIVISION

By:	/s/ Jon Geisler
Name: Jon Geisler
Title: President & CEO
Fax:

THE WORNICK COMPANY RIGHT AWAY
DIVISION L.P.

By:	/s/ Jon Geisler
Name: Jon Geisler
Title: President & CEO
Fax:

THE NOTEHOLDERS

AIG GLOBAL INVESTMENT CORP.
as investment adviser and/or subadviser
for various funds and accounts

By:	/s/ Bryan Petermann
Name: Bryan Petermann
Title: Managing Director
Fax:

QUADRANGLE DEBT RECOVERY ADVISORS LP

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title: Managing Principal
Fax:

CSAM Funding I
CSAM Funding II
CSAM Funding III
CSAM Funding IV
Atrium CDO
Atrium II
Atrium III
Atrium IV
Castle Garden Funding
Credit Suisse Syndicated Loan Fund
Madison Park Funding I, Ltd.
CS High Yield Focus CBS, Ltd.
Atrium V

By:	Credit Suisse Alternative Capital, Inc., as
collateral manager
Madison Park Funding II, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as
collateral manager
Madison Park Funding III, Ltd.
By:	Credit Suisse Alternative Capital, Inc., as
collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Director
Fax: (212) 538-8290

B IV CAPITAL PARTNERS, L.P.

By:	GP Capital IV, LLC, its General Partner
By:	DDJ Capital Management, LLC, Manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

DDJ HIGH YIELD FUND

By:	DDJ Capital Management, LLC, its attorney-in-fact

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

GMAM INVESTMENT FUNDS TRUST II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E)

By:	DDJ Capital Management, LLC, on behalf
of GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund, in its capacity as investment manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

GMAM INVESTMENT FUNDS TRUST

By:	DDJ Capital Management, LLC,
on behalf of GMAM Investment Funds Trust, in its capacity as investment manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

GENERAL MOTORS WELFARE BENEFIT TRUST (VEBA)

By:	State Street Bank and Trust Company, solely in its
capacity as Trustee for General Motors Welfare Benefit Trust (VEBA) as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Jason R. Butler
Name: Jason R. Butler
Title: Vice President State Street Bank & Trust Co.
Fax:

GMAM INVESTMENT FUNDS TRUST II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7MWD)

By:	DDJ Capital Management, LLC,
on behalf of GMAM Investment Funds Trust II for the account of the Promark Alternative High Yield Bond Fund, in its capacity as investment manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

THE OCTOBER FUND, LIMITED PARTNERSHIP

By:	October G.P., LLC, its General Partner
By:	DDJ Capital Management, LLC, Manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

DDJ/ONTARIO CREDIT OPPORTUNITIES FUND, L.P.

By:	GP DDJ/Ontario Credit Opportunities, L.P., its
General Partner
By:	GP Credit Opportunities, Ltd., its General Partner

By:	/s/ David L. Goolgasian, Jr.
Name: David L. Goolgasian, Jr.
Title: Director
Fax: 781-419-9168

DDJ CAPITAL MANAGEMENT GROUP TRUST

By:	DDJ Capital Management, LLC, Investment
Manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

STICHTING PENSIOENFONDS HOOGOVENS

By:	DDJ Capital Management, LLC, on
behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

MULTI-STYLE, MULTI-MANAGER FUNDS PLC
THE GLOBAL HIGH YIELD FUND

By:	DDJ Capital Management, LLC, on
behalf of Multi-Style, Multi-Manager Funds PLC, The Global High Yield Fund, in its capacity as Money Manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9119

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9119

DDJ TOTAL RETURN LOAN FUND, L.P.

By:	GP Total Return, LP, its General Partner
By:	GP Total Return, LLC, its General Partner
By:	DDJ Capital Management, LLC, Manager

By:	/s/ Jackson S. Craig
Name: Jackson S. Craig
Title: Authorized Signatory
Fax: 781-419-9111

By:	/s/ Joshua L. McCarthy
Name: Joshua L. McCarthy
Title: Authorized Signatory
Fax: 781-419-9111

AGREED TO AND ACKNOWLEDGED BY THE INDENTURE TRUSTEE (SOLELY WITH RESPECT TO SECTIONS 3(B)(1) REPRESENTATION, WARRANTIES AND COVENANTS) AND SECTION 14 (DIRECTION TO INDENTURE TRUSTEE)):

By:	/s/ Lawrence J. Bell
Name: Lawrence J. Bell
Title: Vice President
Fax: 503-275-5738

Schedule A

SPECIFIED EXISTING DEFAULTS

The Events of Default:

1.             Under Section 6.1(3) of the Indenture as a result of Issuer’s failure to make an Excess Cash Flow Offer as required by Section 4.22 of the Indenture for the fiscal years ended December 31, 2004, and December 31, 2005.

2.             Under Section 6.1(3) of the Indenture as a result of the Issuer’s failure to deliver certain annual financial statements as required by Section 4.3 of the Indenture for the fiscal year ended December 31, 2006.

3.             Under Section 6.1(3) of the Indenture as a result of the Issuer’s failure to deliver the compliance certificate required by Section 4.4(a) of the Indenture in respect of the Company’s fiscal year ended December 31, 2006.

4.             Under Section 6.1(3) of the Indenture as a result of the Issuer’s failure to deliver any compliance certificate required by Section 4.4(b) of the Indenture in respect of any other Specified Existing Default.

5.             Under Section 6.1(1) of the Indenture as a result of the Issuer’s failure to make the scheduled interest payment due under the Notes on July 15, 2007.

ANTICIPATED DEFAULTS

The Defaults or Events of Default:

1.             Under Section 6.1(3) of the Indenture as a result of the Issuer’s failure to deliver certain quarterly financial statements for the fiscal quarters ended March 31, 2007 and June 30, 2007.